EXHIBIT 32.1

CoStar Group, Inc.
1201 Wilson Blvd.
Arlington, VA 22209

October 28, 2026

Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

Re: Certification Of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended September 30, 2026, I, Andrew C. Florance, Chief Executive Officer of CoStar Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) such Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended September 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) the information contained in such Quarterly Report on Form 10-Q of CoStar Group, Inc., for the quarter ended September 30, 2026, fairly presents, in all material respects, the financial condition and results of operations of CoStar Group, Inc.

By:	/s/ Andrew C. Florance

Andrew C. Florance
President and Chief Executive Officer
(Principal Executive Officer and Duly Authorized Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CoStar Group, Inc. and will be retained by CoStar Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-K, this certification is being “furnished” as Exhibit 32.1 to CoStar Group, Inc.'s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.